SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported) November 18, 2002

AGILENT TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-15405	77-0518772

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

395 Page Mill Road, Palo Alto, California 94306

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (650) 752-5000

(Former name, former address and former fiscal year, if changed since last report)

Item 5. Other Events

On November 18, 2002, Agilent Technologies, Inc. (the “Company”) announced its results for the three and twelve months ended October 31, 2002. A copy of the financial statements of the Company for the three and twelve months ended October 31, 2002 is attached as Exhibit 99.1.

Item 7. Financial Statements and Exhibits

     (a)  Exhibits

Exhibit No	Description

99.1	Financial Statements of the Company for the three and twelve months ended October 31, 2002

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: November 21, 2002	Agilent Technologies, Inc. (Registrant)

	By:	/s/ Marie Oh Huber

Marie Oh Huber Vice President, Assistant Secretary and Assistant General Counsel

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EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

99.1	Financial Statement of the Company for the three and twelve months ended October 31, 2002.

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